UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2008

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Hecla Mining Company on April 22, 2008, to include the consolidated historical financial statements of the Greens Creek Joint Venture (the “Joint Venture”), a joint venture among Hecla Alaska LLC, Hecla Greens Creek Mining Company (formerly Kennecott Greens Creek Mining Company ) (“HGCMC”), and Hecla Juneau Mining Company (formerly Kennecott Juneau Mining Company ) (“HJMC”), each of which are subsidiaries of Hecla Mining Company, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

On April 16, 2008, we and our wholly owned subsidiary, Hecla Admiralty Company, completed the acquisition of all of the issued and outstanding shares of capital stock of HGCMC and HJMC from Kennecott Minerals Holding Company for $750 million (“Greens Creek Acquisition”). Prior to the Greens Creek Acquisition, HGCMC and HJMC and Hecla Alaska LLC, our wholly-owned subsidiary, jointly owned the Greens Creek mine near Juneau, Alaska through the Joint Venture. Prior to the Greens Creek Acquisition, HGCMC and HJMC owned, in the aggregate, an approximate 70.27% interest of the Joint Venture and Hecla Alaska LLC owned the remaining interest in the Joint Venture. As a result of the Greens Creek Acquisition, we now own through various subsidiaries a 100% interest in the Joint Venture.

Separate combined consolidated financial statements of HGCMC and HJMC have not been provided, as they are not materially different from the financial statements of the Joint Venture, apart from presentation of Hecla Alaska LLC’s minority interest in the joint venture.

The Joint Venture has restated its historical financial statements as a result of the identification of reporting errors in periods prior to January 1, 2007, relating to the calculation of depletion and amortization. The Joint Venture determined that the calculations that had been used in periods prior to January 1, 2007, were not consistent with guidelines established by the Securities Exchange Commission (“SEC”), and, as a result, changed their methodology to calculate depletion and amortization using only historical capitalized costs, applied against remaining proven and probable reserve production estimates, valued using SEC approved pricing methodology. Accordingly, the Joint Venture has restated the balance sheet as of December 31, 2007 and 2006, and the statements of operations, cash flows, and changes in venturers’ equity for the years ended December 31, 2006 and 2005. The restatement has not affected the consolidated financial statements of Hecla Mining Company because Hecla’s calculations of depletion and amortization were historically performed independently of those performed by the Joint Venture.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The audited financial statements of the Joint Venture for the years ended December 31, 2006 and 2005 are filed as Exhibit 99.3 and incorporated in their entirety herein by reference.

The audited financial statements of the Joint Venture for the year ended December 31, 2007 are filed as Exhibit 99.4 and incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information. The pro forma financial information for the year ended December 31, 2007 is furnished as Exhibit 99.5 and incorporated in its entirety herein by reference.

(c)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Bank Credit Agreement, filed as Exhibit 10.1 to Hecla’s Current Report on Form 8-K (File No. 1-8491) filed on April 22, 2008

10.2	Guaranty dated April 16, 2008 by Hecla Mining Company, filed as Exhibit 10.2 to Hecla’s Current Report on Form 8-K (File No. 1-8491) filed on April 22, 2008

23.1	Consent of BDO Seidman, LLP

23.2	Consent of PricewaterhouseCoopers, LLP

99.1	Press release, dated April 16, 2008, filed as Exhibit 99.1 to Hecla’s Current Report on Form 8-K (File No. 1-8491) filed on April 22, 2008 and incorporated herein by reference

99.2	Audited consolidated financial statements of the Joint Venture as of December 31, 2006 and 2005

99.3	Audited consolidated financial statements of the Joint Venture as of December 31, 2007

99.4	Unaudited pro forma combined condensed financial statements of Hecla Mining Company giving effect to the Greens Creek Acquisition for the year ended December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2008

Hecla Mining Company

By:	/s/ Philip C. Wolf
Philip C. Wolf
Senior Vice President & General
Counsel